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                               LEADER MUTUAL FUNDS

                    Supplement Dated December 10, 2003 to the
      Institutional Shares, Investor A Shares and Sweep Shares Prospectuses
                              Dated January 1, 2003

                        LEADER TREASURY MONEY MARKET FUND

          The Board of Trustees of the LEADER Treasury Money Market Fund (the "Fund") has determined to terminate the Fund. The effective date of the Fund's termination is expected to be on or about December 31, 2003, after which liquidation proceeds will be distributed to Fund shareholders. Effective immediately, shares of the Fund are no longer being offered for sale to new investors.

                                  * * * * * * *

     This Supplement is provided to update, and should be read in conjunction with, the information provided in the Fund's Prospectuses. Investors should retain this Supplement for future reference.


                                                             ALLPRO-SUP12/03